Exhibit 10(c)

Section 906 Certifications


                          MH ELITE PORTFOLIO OF FUNDS, INC.

                             Written Statement of the
                   Chief Executive Officer and Chief Financial Officer
                       Pursuant to 18 U.S.C. Section 1350,


Solely for the purposes of complying with 18 U.S.C. Section 1350, each of the undersigned, being the president and vice president, respectively, of MH Elite Portfolio of Funds, Inc. (the "Company"), hereby certify, based on his knowledge, that the Company's Certified Shareholder Report on Form N-CSR for the twelve months ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 30, 2010           /s/ Harvey Merson
                                Harvey Merson,
                                President
                                Chief Executive Officer



                                /s/ Jeff Holcombe
                                Jeff Holcombe,
                                Vice President
                                Chief Financial Officer


This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the company for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to such Section. The certification shall not be deemed to be incorporated by reference into the Report or any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.